UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 1, 2016

Triumph Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12700 Park Central Drive, Suite 1700
Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

(214) 365-6900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

As previously disclosed, on August 1, 2016, Triumph Bancorp, Inc. (the “Company”) completed its previously announced acquisition of ColoEast Bankshares, Inc. (“ColoEast”). This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 1, 2016 to include under Item 9.01 the required financial statements of businesses acquired and pro forma financial information relating to the acquisition.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial statements of businesses acquired
(i)

The audited consolidated balance sheets of ColoEast as of December 31, 2015 and 2014, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for the years then ended, and the related notes and independent auditor’s report thereto, are included as Exhibit 99.1 and incorporated by reference herein.

(ii)

The unaudited consolidated balance sheets of ColoEast as of June 30, 2016 and December 31, 2015, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for the six months ended June 30, 2016 and 2015, and the related notes thereto, are included as Exhibit 99.2 and incorporated by reference herein.

(b)	Pro forma financial information
(i)

The unaudited pro forma combined balance sheet as of June 30, 2016 and the unaudited pro forma combined statements of income for the six months ended June 30, 2016 and the year ended December 31, 2015, and the related notes thereto, are included as Exhibit 99.3 and incorporated by reference herein.

Forward-Looking Statements

This Report may contain forward-looking statements within the meaning of the federal securities laws.  Investors are cautioned that such statements, including statements with respect to the expected benefits of the transaction, are predictions and that actual events or results may differ materially.  These forward-looking statements are not guarantees of future results and are subject to factors that could cause actual results to differ materially from those we may expect, including, but not limited to: economic, political and market conditions and fluctuations; competition; the possibility that the expected benefits related to the transaction may not materialize as expected; and other factors identified in our filings with the SEC.  For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Company’s Annual Report on Form 10-K, filed with the SEC on February 26, 2016.  Forward-looking statements speak only as of the date made and the Company undertakes no duty to update such information.

(d)Exhibits

Exhibit No.	Description
23.1	Consent of Alexander Thompson Arnold PLLC
99.1	Audited Consolidated Financial Statements of ColoEast Bankshares, Inc. as of and for the years ended December 31, 2015 and 2014
99.2	Unaudited Consolidated Financial Statements of ColoEast Bankshares, Inc. as of June 30, 2016 and December 31, 2015, and for the six months ended June 30, 2016 and 2015
99.3	Unaudited Pro Forma Combined Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President and General Counsel

Date: September 23, 2016

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Alexander Thompson Arnold PLLC
99.1	Audited Consolidated Financial Statements of ColoEast Bankshares, Inc. as of and for the years ended December 31, 2015 and 2014
99.2	Unaudited Consolidated Financial Statements of ColoEast Bankshares, Inc. as of June 30, 2016 and December 31, 2015, and for the six months ended June 30, 2016 and 2015
99.3	Unaudited Pro Forma Combined Financial Statements